UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2005

APTIMUS, INC.
(Exact Name of Registrant as Specified in Charter)

Washington
(State or Other Jurisdiction of Incorporation)

0-28968 (Commission File Number)	91-1809146 (IRS Employer Identification No.)

100 Spear Street, Suite 1115
San Francisco, CA 94105
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (415) 896-2123

 (Former Name or Former Address, if Changed Since Last Report)

Item 3.01 - Notice of Delisting and Resolution

By notice dated June 7, 2005, Nasdaq staff notified Aptimus, Inc. that its form 10-Q for the period ended March 31, 2005 did not contain the certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and Rule 13a-14 of the Securities and Exchange Act of 1934, as amended. Accordingly, staff determined to delist the company based on its failure to meet the periodic filing requirement for the Nasdaq Stock Market under Marketplace Rule 4310(c)(14). The omission of the required certifications was a clerical oversight that the company remedied with the filing of a compliant Quarterly Report on Form 10-Q/A on June 8, 2005. Such Report was identical in form in all material respects to the company’s Quarterly Report on Form 10-Q for the period ended March 31, 2005 filed on May 13, 2005, except that such Report included the required certificates and its Exhibit List under Item 6 had been adjusted accordingly. By letter dated June 8, 2005, Nasdaq staff notified the company that it had determined the company had regained compliance with the relevant securities laws and Marketplace Rules and now considered the matter closed.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APTIMUS, INC.

Date: June 10, 2005	By:	/s/ David H. Davis
David H. Davis
General Counsel and Corporate Secretary